Exhibit 99.2
	First-Quarter 2019 Detailed Supplemental Information
	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	8,798	8,504	9,449	9,666	36,417	9,150				9,150
Equity in earnings of affiliates	208	265	294	307	1,074	188				188
Gain on dispositions	7	55	113	888	1,063	17				17
Other income (loss)	(52)	416	309	(500)	173	702				702
Total Revenues and Other Income	8,961	9,240	10,165	10,361	38,727	10,057				10,057

Costs and Expenses
Purchased commodities	3,714	3,064	3,530	3,986	14,294	3,675				3,675
Production and operating expenses	1,171	1,313	1,367	1,362	5,213	1,271				1,271
Selling, general and administrative expenses	99	118	119	65	401	153				153
Exploration expenses	95	69	103	102	369	110				110
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546				1,546
Impairments	12	(35)	44	6	27	1				1
Taxes other than income taxes	183	273	312	280	1,048	275				275
Accretion on discounted liabilities	88	89	89	87	353	86				86
Interest and debt expense	184	177	186	188	735	233				233
Foreign currency transaction (gains) losses	30	(28)	5	(24)	(17)	12				12
Other expenses	197	143	10	25	375	8				8
Total Costs and Expenses	7,185	6,621	7,259	7,689	28,754	7,370				7,370
Income before income taxes	1,776	2,619	2,906	2,672	9,973	2,687				2,687
Income tax provision	876	965	1,033	794	3,668	841				841
Net Income	900	1,654	1,873	1,878	6,305	1,846				1,846
Less: net income attributable to noncontrolling interests	(12)	(14)	(12)	(10)	(48)	(13)				(13)
Net Income Attributable to ConocoPhillips	888	1,640	1,861	1,868	6,257	1,833				1,833

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.75	1.40	1.60	1.62	5.36	1.61				1.61
Diluted	0.75	1.39	1.59	1.61	5.32	1.60				1.60

Average Common Shares Outstanding (in thousands)*
Basic	1,179,792	1,172,378	1,163,033	1,151,148	1,166,499	1,139,463				1,139,463
Diluted	1,186,454	1,181,167	1,172,694	1,159,305	1,175,538	1,146,515				1,146,515
*Ending Common Shares Outstanding is 1,130,176 as of Mar. 31, 2019, compared with 1,138,349 as of Dec. 31, 2018.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	654	531	535	470	2,190	505				505

Lower 48	398	523	660	640	2,221	261				261

Canada	(105)	47	49	(24)	(33)	73				73

Europe and North Africa	771	862	811	1,687	4,131	709				709

Asia Pacific and Middle East	653	629	815	743	2,840	730				730

Other International	(10)	(2)	334	72	394	130				130

Corporate and Other	(585)	29	(298)	(916)	(1,770)	279				279

Consolidated	1,776	2,619	2,906	2,672	9,973	2,687				2,687

EFFECTIVE INCOME TAX RATES

Alaska*	19.9%	21.4%	20.1%	5.4%	17.2%	23.9%				23.9%

Lower 48	22.6%	21.7%	22.2%	19.3%	21.3%	26.2%				26.2%

Canada	38.4%	29.7%	31.2%	361.3%	291.3%	-66.4%				-66.4%

Europe and North Africa	68.3%	66.3%	70.3%	35.4%	54.8%	70.8%				70.8%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%				26.2%

Other International	-336.7%	-102.3%	5.4%	-33.5%	7.6%	-1.3%				-1.3%

Corporate and Other	7.5%	5.3%	17.3%	0.9%	5.8%	3.0%				3.0%

Consolidated	49.3%	36.8%	35.5%	29.7%	36.8%	31.3%				31.3%
*Alaska including taxes other than income taxes.	22.4%	36.1%	37.1%	24.9%	30.3%	38.1%				38.1%

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	524	418	427	445	1,814	384				384

Lower 48	308	410	513	516	1,747	193				193

Canada	(65)	33	34	61	63	122				122

Europe and North Africa	245	290	241	1,090	1,866	207				207

Asia Pacific and Middle East	461	466	577	566	2,070	525				525

Other International	(44)	(5)	316	97	364	131				131

Corporate and Other	(541)	28	(247)	(907)	(1,667)	271				271

Consolidated	888	1,640	1,861	1,868	6,257	1,833				1,833

SPECIAL ITEMS

Alaska	79	-	-	98	177	-				-

Lower 48	(8)	-	(37)	106	61	(47)				(47)

Canada	-	36	32	80	148	68				68

Europe and North Africa	-	32	-	805	837	-				-

Asia Pacific and Middle East	-	-	-	-	-	-				-

Other International	(34)	-	325	93	384	147				147

Corporate and Other	(285)	281	(54)	(623)	(681)	517				517

Consolidated	(248)	349	266	559	926	685				685
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	445	418	427	347	1,637	384				384

Lower 48	316	410	550	410	1,686	240				240

Canada	(65)	(3)	2	(19)	(85)	54				54

Europe and North Africa	245	258	241	285	1,029	207				207

Asia Pacific and Middle East	461	466	577	566	2,070	525				525

Other International	(10)	(5)	(9)	4	(20)	(16)				(16)

Corporate and Other	(256)	(253)	(193)	(284)	(986)	(246)				(246)

Consolidated	1,136	1,291	1,595	1,309	5,331	1,148				1,148

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	19.5%	21.4%	20.1%	26.2%	21.7%	23.9%				23.9%

Lower 48	22.5%	21.7%	22.3%	19.1%	21.4%	25.3%				25.3%

Canada	38.4%	-1.5%	61.1%	20.3%	33.6%	26.7%				26.7%

Europe and North Africa	68.3%	68.1%	70.3%	69.0%	68.9%	70.8%				70.8%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%				26.2%

Other International	0.7%	-102.3%	17.2%	130.6%	44.9%	9.6%				9.6%

Corporate and Other	13.8%	5.8%	11.3%	-8.2%	5.7%	14.8%				14.8%

Consolidated	41.8%	41.2%	39.2%	43.6%	41.4%	42.9%				42.9%

	2018					2019
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Pending claims and settlements	101	-	-	-	101	-				-
Subtotal before income taxes	101	-	-	-	101	-				-
Income tax provision (benefit)[1]	22	-	-	(98)	(76)	-				-
Total	79	-	-	98	177	-				-

Lower 48
Restructuring	-	-	(20)	(3)	(23)	-				-
Impairments	(10)	-	(43)	-	(53)	(60)				(60)
Gain (loss) on asset sales	-	-	56	136	192	-				-
Pending claims and settlements	-	-	(41)	-	(41)	-				-
Subtotal before income taxes	(10)	-	(48)	133	75	(60)				(60)
Income tax provision (benefit)[1]	(2)	-	(11)	27	14	(13)				(13)
Total	(8)	-	(37)	106	61	(47)				(47)

Canada
Gain (loss) on asset sales	-	50	45	-	95	-				-
Subtotal before income taxes	-	50	45	-	95	-				-
Income tax provision (benefit)[1]	-	14	13	(80)	(53)	(68)				(68)
Total	-	36	32	80	148	68				68

Europe and North Africa
Impairments	-	53	-	52	105	-				-
Gain (loss) on asset sales	-	-	-	715	715	-				-
Subtotal before income taxes	-	53	-	767	820	-				-
Income tax provision (benefit)	-	21	-	(38)	(17)	-				-
Total	-	32	-	805	837	-				-

Asia Pacific and Middle East
Subtotal before income taxes	-	-	-	-	-	-				-
Income tax provision (benefit)	-	-	-	-	-	-				-
Total	-	-	-	-	-	-				-

Other International
Pending claims and settlements	-	-	345	85	430	147				147
Subtotal before income taxes	-	-	345	85	430	147				147
Income tax provision (benefit)[2]	34	-	20	(8)	46	-				-
Total	(34)	-	325	93	384	147				147

Corporate and Other
Pension settlement expense	-	(147)	(14)	(35)	(196)	-				-
Pending claims and settlements	34	-	(18)	-	16	(17)				(17)
Premiums on early debt retirement	(206)	(2)	-	-	(208)	-				-
Unrealized gain (loss) on CVE equity	(116)	387	(76)	(618)	(423)	337				337
Recognition of deferred revenue	-	60	44	-	104	248				248
Restructuring	-	-	(17)	-	(17)	-				-
Subtotal before income taxes	(288)	298	(81)	(653)	(724)	568				568
Income tax provision (benefit)	(3)	17	(27)	(30)	(43)	51				51
Total	(285)	281	(54)	(623)	(681)	517				517

Total Company	(248)	349	266	559	926	685				685
[1]Includes deferred tax adjustment 4Q 2018 in Alaska, Lower 48 and Canada, and in 1Q 2019 in Canada.
[2]Includes 1Q 2018 Nigeria tax settlement.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	4,984	3,234	3,716	5,915	5,915	6,218				6,218
Short-term investments	288	612	875	248	248	249				249
Accounts and notes receivable	4,032	3,750	4,319	3,920	3,920	3,701				3,701
Accounts and notes receivable—related parties	160	180	180	147	147	168				168
Investment in Cenovus Energy	1,776	2,159	2,086	1,462	1,462	1,805				1,805
Inventories	1,053	1,093	1,239	1,007	1,007	1,014				1,014
Prepaid expenses and other current assets	894	580	2,308	575	575	528				528
Total Current Assets	13,187	11,608	14,723	13,274	13,274	13,683				13,683
Investments and long-term receivables	9,572	9,435	9,553	9,329	9,329	9,302				9,302
Loans and advances—related parties	399	399	335	335	335	268				268
Net properties, plants and equipment	45,997	46,306	44,736	45,698	45,698	45,942				45,942
Other assets	1,572	1,188	1,209	1,344	1,344	2,303				2,303
Total Assets	70,727	68,936	70,556	69,980	69,980	71,498				71,498

Liabilities
Accounts payable	3,824	3,642	3,887	3,863	3,863	3,815				3,815
Accounts payable—related parties	62	24	31	32	32	31				31
Short-term debt	337	89	95	112	112	113				113
Accrued income and other taxes	1,341	1,301	1,582	1,320	1,320	1,539				1,539
Employee benefit obligations	408	511	626	809	809	470				470
Other accruals	1,137	1,071	1,180	1,259	1,259	1,402				1,402
Total Current Liabilities	7,109	6,638	7,401	7,395	7,395	7,370				7,370
Long-term debt	16,709	14,885	14,902	14,856	14,856	14,832				14,832
Asset retirement obligations and accrued environmental costs	7,789	7,665	7,554	7,688	7,688	7,730				7,730
Deferred income taxes	5,409	5,534	5,535	5,021	5,021	5,043				5,043
Employee benefit obligations	1,832	1,774	1,755	1,764	1,764	1,704				1,704
Other liabilities and deferred credits	1,161	1,218	1,330	1,192	1,192	1,838				1,838
Total Liabilities	40,009	37,714	38,477	37,916	37,916	38,517				38,517

Equity
Common stock issued
Par value	18	18	18	18	18	18				18
Capital in excess of par	46,642	46,746	46,858	46,879	46,879	46,877				46,877
Treasury stock	(40,406)	(41,052)	(41,979)	(42,905)	(42,905)	(43,656)				(43,656)
Accumulated other comprehensive income (loss)	(5,371)	(5,637)	(5,442)	(6,063)	(6,063)	(5,914)				(5,914)
Retained earnings	29,663	30,967	32,495	34,010	34,010	35,534				35,534
Total Common Stockholders' Equity	30,546	31,042	31,950	31,939	31,939	32,859				32,859
Noncontrolling Interests	172	180	129	125	125	122				122
Total Equity	30,718	31,222	32,079	32,064	32,064	32,981				32,981
Total Liabilities and Equity	70,727	68,936	70,556	69,980	69,980	71,498				71,498

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	900	1,654	1,873	1,878	6,305	1,846				1,846
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546				1,546
Impairments	12	(35)	44	6	27	1				1
Dry hole costs and leasehold impairments	20	16	28	31	95	27				27
Accretion on discounted liabilities	88	89	89	87	353	86				86
Deferred taxes	65	197	136	(115)	283	(1)				(1)
Undistributed equity earnings	(34)	128	(105)	163	152	24				24
Gain on dispositions	(7)	(55)	(113)	(888)	(1,063)	(17)				(17)
Other	29	(267)	15	414	191	(564)				(564)
Net working capital changes	(86)	177	(51)	595	635	(54)				(54)
Net Cash Provided by Operating Activities	2,399	3,342	3,410	3,783	12,934	2,894				2,894

Cash Flows from Investing Activities
Capital expenditures and investments	(1,535)	(1,999)	(1,599)	(1,617)	(6,750)	(1,637)				(1,637)
Working capital changes associated with investing activities	28	(120)	35	(11)	(68)	107				107
Proceeds from asset dispositions	169	139	86	688	1,082	142				142
Net sales (purchases) of short-term investments	1,593	(336)	(261)	624	1,620	(1)				(1)
Long-term collections from (advances to)
related parties and other investments	(333)	367	101	138	273	(88)				(88)
Net Cash Provided by (Used in) Investing Activities	(78)	(1,949)	(1,638)	(178)	(3,843)	(1,477)				(1,477)

Cash Flows from Financing Activities
Repayment of debt	(2,888)	(2,064)	(18)	(25)	(4,995)	(19)				(19)
Issuance of company common stock	(18)	60	79	-	121	(38)				(38)
Repurchase of company common stock	(500)	(646)	(927)	(926)	(2,999)	(752)				(752)
Dividends paid	(338)	(337)	(334)	(354)	(1,363)	(350)				(350)
Other	(32)	(16)	(63)	(12)	(123)	(14)				(14)
Net Cash Provided by (Used in) Financing Activities	(3,776)	(3,003)	(1,263)	(1,317)	(9,359)	(1,173)				(1,173)

Effect of Exchange Rate Changes	125	(139)	(26)	(77)	(117)	75				75

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,330)	(1,749)	483	2,211	(385)	319				319
Cash, cash equivalents and restricted cash at beginning of period	6,536	5,206	3,457	3,940	6,536	6,151				6,151
Cash, Cash Equivalents and Restricted Cash at End of Period	5,206	3,457	3,940	6,151	6,151	6,470				6,470

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	263	581	190	264	1,298	410				410

Lower 48	751	889	835	709	3,184	834				834

Canada	173	45	100	159	477	123				123

Europe and North Africa	216	246	216	199	877	157				157

Asia Pacific and Middle East	99	194	200	225	718	96				96

Other International	1	2	3	-	6	1				1

Corporate and Other	32	42	55	61	190	16				16
Total Capital Expenditures and Investments	1,535	1,999	1,599	1,617	6,750	1,637				1,637

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,269	1,249	1,261	1,357	1,283	1,361				1,361

Crude Oil (MBD)
Consolidated operations	621	610	622	705	639	703				703
Equity affiliates	15	14	13	12	14	12				12
Total	636	624	635	717	653	715				715
Over (under) lifting of crude oil (MBD)	15	9	28	11	16	8				8

NGL (MBD)
Consolidated operations	88	95	98	98	95	103				103
Equity affiliates	8	8	8	7	7	7				7
Total	96	103	106	105	102	110				110

Bitumen (MBD)
Consolidated operations	66	63	65	71	66	63				63
Equity affiliates	-	-	-	-	-	-				-
Total	66	63	65	71	66	63				63

Natural Gas (MMCFD)
Consolidated operations	1,775	1,700	1,707	1,793	1,743	1,852				1,852
Equity affiliates	1,053	1,054	1,025	992	1,031	988				988
Total	2,828	2,754	2,732	2,785	2,774	2,840				2,840

Industry Prices
Crude Oil ($/BBL)
WTI	62.88	67.99	69.71	59.09	64.92	54.87				54.87
WCS	38.60	48.72	47.47	19.64	38.61	42.58				42.58
Brent dated	66.76	74.35	75.27	67.76	71.04	63.20				63.20
JCC ($/BBL)	58.62	66.66	71.51	76.66	68.36	76.98				76.98
Natural Gas ($/MMBTU)
Henry Hub first of month	3.01	2.80	2.91	3.65	3.09	3.15				3.15

Average Realized Prices
Total ($/BBL)	50.49	54.32	57.71	53.00	53.88	50.59				50.59

Crude Oil ($/BBL)
Consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45				59.45
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53				59.53
Total	65.49	70.55	73.05	63.86	68.13	59.45				59.45

NGL ($/BBL)
Consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74				22.74
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19				38.19
Total	28.37	29.94	35.14	28.04	30.48	23.85				23.85

Bitumen ($/BBL)
Consolidated operations	14.06	32.38	34.15	11.65	22.29	33.15				33.15
Equity affiliates	-	-	-	-	-	-				-
Total	14.06	32.38	34.15	11.65	22.29	33.15				33.15

Natural Gas ($/MCF)
Consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27				5.27
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31				7.31
Total	5.13	5.18	5.81	6.46	5.65	6.00				6.00

Exploration Expenses ($ Millions)
Dry holes	15	1	12	11	39	10				10
Leasehold impairment	5	15	16	20	56	17				17
Total noncash expenses	20	16	28	31	95	27				27
Other (G&A, G&G and lease rentals)	75	53	75	71	274	83				83
Total exploration expenses	95	69	103	102	369	110				110

U.S. exploration expenses	66	49	59	58	232	75				75
International exploration expenses	29	20	44	44	137	35				35

DD&A ($ Millions)
Alaska	185	182	161	213	741	205				205
Lower 48	498	553	603	653	2,307	621				621
Canada	91	85	89	50	315	56				56
Europe and North Africa	285	275	281	278	1,119	273				273
Asia Pacific and Middle East	327	317	334	390	1,368	375				375
Other International	-	-	-	-	-	-				-
Corporate and Other	26	26	26	28	106	16				16
Total DD&A	1,412	1,438	1,494	1,612	5,956	1,546				1,546

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	174	170	152	187	171	210				210
Lower 48	197	218	240	262	229	245				245
Canada	2	1	1	1	1	1				1
Norway	89	82	89	89	87	89				89
United Kingdom	29	23	23	29	26	25				25
Libya	40	34	33	39	36	38				38
Europe and North Africa	158	139	145	157	149	152				152
Australia/Timor-Leste	4	3	3	5	4	6				6
China	37	29	34	42	36	41				41
Indonesia	2	2	2	2	2	2				2
Malaysia	47	48	45	49	47	46				46
Equity affiliates	15	14	13	12	14	12				12
AP/ME	105	96	97	110	103	107				107
Total	636	624	635	717	653	715				715

NGL (MBD)
Alaska	16	14	12	16	14	17				17
Lower 48	60	70	73	71	69	74				74
Canada	-	-	2	-	1	-				-
Norway	4	4	4	3	4	4				4
United Kingdom	4	4	4	4	4	4				4
Europe and North Africa	8	8	8	7	8	8				8
Australia/Timor-Leste	4	3	3	4	3	4				4
Equity affiliates	8	8	8	7	7	7				7
AP/ME	12	11	11	11	10	11				11
Total	96	103	106	105	102	110				110

Bitumen (MBD)
Canada	66	63	65	71	66	63				63
Total	66	63	65	71	66	63				63

Natural Gas (MMCFD)
Alaska	7	6	5	7	6	8				8
Lower 48	568	593	608	616	596	568				568
Canada	13	14	12	9	12	7				7
Norway	208	172	189	206	194	263				263
United Kingdom	309	309	238	270	281	310				310
Libya	31	26	25	31	28	31				31
Europe and North Africa	548	507	452	507	503	604				604
Australia/Timor-Leste	295	241	289	276	275	273				273
Indonesia	307	305	316	307	309	311				311
Malaysia	37	34	25	71	42	81				81
Equity affiliates	1,053	1,054	1,025	992	1,031	988				988
AP/ME	1,692	1,634	1,655	1,646	1,657	1,653				1,653
Total	2,828	2,754	2,732	2,785	2,774	2,840				2,840

Total (MBOED)
Alaska	191	185	165	204	186	228				228
Lower 48	352	387	414	436	397	414				414
Canada	70	67	70	74	70	65				65
Norway	128	114	125	126	123	137				137
United Kingdom	85	78	67	78	77	80				80
Libya	45	38	37	44	41	43				43
Europe and North Africa	258	230	229	248	241	260				260
Australia/Timor-Leste	57	46	54	55	53	56				56
China	37	29	34	42	36	41				41
Indonesia	53	53	54	53	53	54				54
Malaysia	53	54	49	61	54	60				60
Equity affiliates	198	198	192	184	193	183				183
AP/ME	398	380	383	395	389	394				394
Total	1,269	1,249	1,261	1,357	1,283	1,361				1,361

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	68.31	72.49	76.47	66.58	70.86	62.81				62.81
Lower 48	61.99	65.79	67.73	57.08	62.99	53.15				53.15
Canada	-	-	-	-	48.73	-				-
Norway	65.84	73.13	77.74	70.19	71.61	63.16				63.16
United Kingdom	64.27	70.97	76.51	66.56	69.00	59.74				59.74
Libya	65.90	72.86	73.42	68.30	69.83	63.22				63.22
Europe and North Africa	65.57	72.65	76.54	68.97	70.71	62.83				62.83
Australia/Timor-Leste	70.71	72.25	71.12	68.88	70.70	59.39				59.39
China	62.49	69.51	70.71	62.37	65.94	59.23				59.23
Indonesia	58.60	49.93	55.16	50.54	53.34	47.07				47.07
Malaysia	70.42	78.42	79.32	73.50	75.33	67.33				67.33
AP/ME	67.07	74.88	74.78	67.76	70.93	62.94				62.94
Total consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45				59.45
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53				59.53
Total	65.49	70.55	73.05	63.86	68.13	59.45				59.45

NGL ($/BBL)
Consolidated operations
Lower 48	24.57	26.71	32.17	25.13	27.30	20.66				20.66
Canada	-	-	-	-	43.70	-				-
Norway	32.58	41.12	35.57	33.23	35.56	33.37				33.37
United Kingdom	33.43	39.77	40.43	37.14	38.13	27.65				27.65
Europe and North Africa	32.98	40.35	38.80	34.75	36.87	31.15				31.15
Australia/Timor-Leste	44.36	44.23	52.30	42.66	47.20	40.13				40.13
AP/ME	44.36	44.23	52.30	42.66	47.20	40.13				40.13
Total consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74				22.74
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19				38.19
Total	28.37	29.94	35.14	28.04	30.48	23.85				23.85

Bitumen ($/BBL)
Canada*	14.06	32.38	34.15	11.65	22.29	33.15				33.15
Total	14.06	32.38	34.15	11.65	22.29	33.15				33.15

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.51	2.51	2.52	2.41	2.48	3.42				3.42
Lower 48	2.76	2.34	2.80	3.35	2.82	2.74				2.74
Canada	-	-	-	-	1.00	-				-
Norway	7.32	7.19	8.23	8.57	7.87	6.39				6.39
United Kingdom	7.58	7.31	7.37	8.73	7.74	6.83				6.83
Libya	5.62	5.52	4.11	4.10	4.84	4.92				4.92
Europe and North Africa	7.38	7.19	7.62	8.42	7.65	6.55				6.55
Australia/Timor-Leste**	0.62	0.69	1.14	0.79	0.82	0.83				0.83
Indonesia	6.61	6.96	7.09	7.71	7.10	6.69				6.69
Malaysia	2.78	3.06	3.11	3.64	3.25	3.84				3.84
AP/ME	5.57	5.50	6.53	6.90	6.15	6.36				6.36
Total consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27				5.27
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31				7.31
Total	5.13	5.18	5.81	6.46	5.65	6.00				6.00
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(541)	28	(247)	(907)	(1,667)	271				271

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(160)	(174)	(174)	(172)	(680)	(196)				(196)
Corporate G&A expenses	(50)	(53)	(36)	48	(91)	(65)				(65)
Technology*	(10)	63	64	(8)	109	96				96
Other	(321)	192	(101)	(775)	(1,005)	436				436
Total	(541)	28	(247)	(907)	(1,667)	271				271
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(221)	(222)	(236)	(226)	(905)	(243)				(243)
Capitalized interest	37	45	50	38	170	10				10
Interest revenue	22	15	18	24	79	32				32
Total	(162)	(162)	(168)	(164)	(656)	(201)				(201)

Debt
Total debt ($ Millions)	17,046	14,974	14,997	14,968	14,968	14,945				14,945
Debt-to-capital ratio (%)	36%	32%	32%	32%	32%	31%				31%

Equity ($ Millions)	30,718	31,222	32,079	32,064	32,064	32,981				32,981

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day